UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported):

December 21, 2020

PORCH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39142	90-0781625
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 1st Avenue S.

Seattle, Washington 98134

(Address of Principal Executive Offices) (Zip Code)

(206) 947-2472

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	PRCH	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	PRCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On December 23, 2020 (the “Closing Date”), Porch Group, Inc., a Delaware corporation (formerly known as PropTech Acquisition Corporation) (prior to the Effective Time (as defined below), “PTAC” and after the Effective Time, the “Company”), consummated the previously-announced merger (the “Closing”) pursuant to that certain Agreement and Plan of Merger, dated July 30, 2020 (as amended by the First Amendment to the Agreement and Plan of Merger, dated as of October 12, 2020, the “Merger Agreement”), by and among PTAC, PTAC Merger Sub Corporation, a Delaware corporation and wholly-owned subsidiary of PTAC (“Merger Sub”), Porch.com, Inc. a Delaware corporation (“Porch”), and Joe Hanauer, in his capacity as the representative of all Pre-Closing Holders (as defined in the Merger Agreement).

As of the Closing Date and immediately following the effective time (the “Effective Time”) of the transactions contemplated by the Merger Agreement (the “Merger”), the Company had approximately 81,476,589 shares of Company’s common stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding.

In connection with the Closing, the registrant changed its name from PropTech Acquisition Corporation to Porch Group, Inc.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers immediately following the Closing is set forth in the Company’s definitive proxy statement/consent solicitation statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on December 3, 2020 (as amended, the “Proxy Statement/Consent Solicitation Statement/Prospectus”) in the section titled “Management of Porch After the Merger” beginning on page 138 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Directors

Effective as of immediately prior to the Effective Time, in connection with the Merger, the size of the Board of Directors (the “Board”) was increased from five members to nine members. Effective as of immediately prior to the Effective Time, Daniel D. Hennessy, Thomas D. Hennessy, M. Joseph Beck, Jack Leeney, Courtney Robinson, Mark Farrell and Margaret Whelan resigned as directors of the Company and Matt Ehrlichman, Thomas D. Hennessy, Joe Hanauer, Alan Pickerill, Javier Saade, Asha Sharma, Chris Terrill, Regi Vengalil and Margaret Whelan were appointed to serve as directors of the Company.

Messrs. Saade and Terrill and Ms. Whelan were appointed to serve as Class I directors, with terms expiring at the Company’s first annual meeting of stockholders following the Closing; Messrs. Hennessy, Pickerill and Vengalil were appointed to serve as Class II directors, each with a term expiring at the Company’s second annual meeting of stockholders following the Closing; and Messrs. Ehrlichman and Hanauer and Ms. Sharma were appointed to serve as Class III directors, with a term expiring at the Company’s third annual meeting of stockholders following the Closing. Biographical information for these individuals is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Management of Porch After the Merger—Composition of the New Porch Board of Directors After the Merger” beginning on page 141 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Independence of Directors

An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board, would interfere with such director’s exercise of independent judgment in carrying out the responsibilities of a director. The Company’s Board has determined that Mses. Whelan and Sharma and Messrs. Hennessy, Hanauer, Pickerill, Saade, Terrill, and Vengalil are independent under the rules and regulations of the SEC and the Nasdaq Stock Market (the “Nasdaq”).

Committees of the Board of Directors

Effective as of the Effective Time, the standing committees of the Company’s Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), a mergers and acquisitions committee (the “Mergers and Acquisitions Committee”) and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees reports to the Board.

Effective as of the Effective Time, the Board appointed Messrs. Pickerill and Saade, and Ms. Whelan to serve on the Audit Committee, with Mr. Pickerill as chairperson. The Board appointed Messrs. Hennessy and Terrill, and Ms. Whelan to serve on the Compensation Committee, with Mr. Hennessy as chairperson. Messrs. Hennessy, Terrill and Vengalil were appointed to serve on the Mergers and Acquisitions Committee, with Mr. Vengalil as chairperson. Messrs. Hanauer and Pickerill, and Ms. Sharma were appointed to serve on the Nominating and Corporate Governance Committee, with Mr. Hanauer as chairperson.

Executive Officers

Immediately prior to the Effective Time, each of Thomas D. Hennessy and M. Joseph Beck resigned as the Co-Chief Executive Officer and President, and Co-Chief Executive Officer and Chief Financial Officer, respectively, of the Company. Effective as of the Effective Time, the Board appointed Matt Ehrlichman to serve as Chief Executive Officer, Matthew Neagle to serve as Chief Operating Officer and Martin L. Heimbigner as Chief Financial Officer. Biographical information for these individuals is set forth in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Management of Porch After the Merger—Management and Board of Directors” beginning on page 138 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

Certain Relationships and Related Party Transactions

The certain relationships and related party transactions of the Company are described in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” beginning on page 230 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference.

The disclosure set forth under “Directors and Executive Officers—Independence of Directors” and “—Committees of the Board of Directors” above is incorporated herein by reference.

Porch Group, Inc. 2020 Stock Incentive Plan

At the special meeting of PTAC’s stockholders in lieu of the Company’s 2020 annual meeting held on December 21, 2020 (the “Special Meeting”), the stockholders of the Company considered and approved the Porch Group, Inc. 2020 Stock Incentive Plan (the “Incentive Plan”). The Incentive Plan was previously approved, subject to stockholder approval, by the Board on July 29, 2020. The Incentive Plan became effective immediately upon the Closing. Pursuant to the Incentive Plan, 11,137,824 shares of Common Stock have been reserved for issuance under the Incentive Plan.

A description of the Incentive Plan is included in the Proxy Statement/Consent Solicitation Statement/Prospectus in the section entitled “Proposal No. 12—The Incentive Plan Proposal” beginning on page 192 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the Incentive Plan is qualified in its entirety by the full text of the Incentive Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

At the Special Meeting, the Company’s stockholders voted and approved, among other things, Proposals No. 2 through No. 8, each of which is described in greater detail in the Proxy Statement/Consent Solicitation Statement/Prospectus and incorporated herein by reference.

The Second Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on December 23, 2020, includes the amendments proposed by Proposals No. 2 through No. 8. On December 23, 2020, the Board approved and adopted the Certificate of Incorporation and the Amended and Restated By-Laws (the “By-Laws”). The By-Laws became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the By-Laws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Consent Solicitation Statement/Prospectus under the section entitled “Proposals No. 2 Through No. 8—The Charter Proposals” beginning on page 185 of the Proxy Statement/Consent Solicitation Statement/Prospectus, which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1*	Second Amended and Restated Certificate of Incorporation of the Company, dated December 23, 2020.
3.2*	Amended and Restated By-Laws of the Company, dated December 23, 2020.
10.1#	Porch Group, Inc. 2020 Stock Incentive Plan (incorporated by reference to Annex E to the Company’s definitive proxy statement/consent solicitation statement/prospectus (File No. 333-249468), filed with the SEC on December 3, 2020).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORCH GROUP, INC.

By:	/s/ Martin L. Heimbigner
	Name:	Martin L. Heimbigner
	Title:	Chief Financial Officer

Date: December 29, 2020

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